Exhibit 99.1

Kulicke & Soffa Pte. Ltd. 23A Serangoon North Ave 5 Singapore 554369 +65 6880-9600 main Co. Regn. No. 199902120H
Kulicke and Soffa Industries, Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA +1-215-784-6000 main www.kns.com

Kulicke & Soffa Reports Second Quarter 2022 Results
Delivers Strong Financial Performance; Executes Toward Strategic Targets
Singapore – May 4, 2022 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa,” “K&S” or the “Company”), today announced financial results of its second fiscal quarter ended April 2, 2022. The Company reported second quarter net revenue of $384.3 million, net income of $116.0 million, representing EPS of $1.86 per fully diluted share, and non-GAAP net income of $121.5 million, representing non-GAAP EPS of $1.95 per fully diluted share.

Quarterly Results - U.S. GAAP
	Fiscal Q2 2022	Change vs. Fiscal Q2 2021	Change vs. Fiscal Q1 2022
Net Revenue	$384.3 million	up 13%	down 16.6%
Gross Profit	$201.7 million	up 35.8%	down 9.6%
Gross Margin	52.5%	up 880 bps	up 410 bps
Income from Operations	$129.3 million	up 55.6%	down 14.4%
Operating Margin	33.7%	up 930 bps	up 90 bps
Net Income	$116.0 million	up 62.7%	down 13.2%
Net Margin	30.2%	up 920 bps	up 120 bps
EPS – Diluted	$1.86	up 64.6%	down 12%

Quarterly Results - Non-GAAP

	Fiscal Q2 2022	Change vs. Fiscal Q2 2021	Change vs. Fiscal Q1 2022
Income from Operations	$135.2 million	up 50.6%	down 14.3%
Operating Margin	35.2%	up 880 bps	up 100 bps
Net Income	$121.5 million	up 53%	down 12.5%
Net Margin	31.6%	up 820 bps	up 150 bps
EPS – Diluted	$1.95	up 54.8%	down 11%
A reconciliation between the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also the “Use of non-GAAP Financial Results” section.

Fusen Chen, Kulicke & Soffa's President and Chief Executive Officer, stated, "We continue to participate in several meaningful and fundamental transitions which are positively enhancing our near and long-term semiconductor, automotive and advanced display growth prospects. In addition, we continue to execute our strategic plan through ongoing development, additional customer engagements and new system orders."

Second Quarter Fiscal 2022 Financial Highlights
•Net revenue of $384.3 million.
•Gross margin of 52.5%.
•Net income of $116.0 million or $1.86 per share; non-GAAP net income of $121.5 million or $1.95 per share.
•Cash, cash equivalents, and short-term investments were $690.5 million as of April 2, 2022.
•The Company repurchased a total of 2.94 million shares of common stock through its open market and accelerated repurchase programs at a cost of $146.2 million.

Third Quarter Fiscal 2022 Outlook
The Company currently expects net revenue in the third fiscal quarter of 2022 ending July 2, 2022 to be approximately $365 million +/- $20 million, and expects non-GAAP EPS to be approximately $1.53 +/- 10%.

Kulicke & Soffa recently announced multiple purchase orders for its latest advanced display system - LUMINEXTM - which is well positioned to accelerate the global adoption of mini and micro LED displays. K&S also received a new purchase order for its latest fluxless APAMA thermocompression system, which provides a proven and cost-effective assembly solution supporting the growth in chiplets and heterogeneous integration.

Fusen Chen commented, "We continue executing our strategy outlined during our September investor day. Our ability to continue driving near-term customer adoption of our new offerings can provide significant upside to our long-term financial targets. We look forward to demonstrating this progress over the coming quarters."

Earnings Conference Call Details
A conference call to discuss these results will be held on May 5, 2022, beginning at 8:00am EDT. To access the conference call, interested parties may call +1-877-407-8037 or internationally +1-201-689-8037. A live webcast link and supplemental earnings presentation will also be available at investor.kns.com.
A replay will be available from approximately one hour after the completion of the call through May 12, 2022 by calling toll-free +1-877-660-6853 or internationally +1-201-612-7415 and using the replay ID number of 13727849. A webcast replay will also be available at investor.kns.com.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains the following non-GAAP financial results: income from operations, operating margin, net income, net margin and net income per diluted share. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation, acquisition and integration costs, impairment relating to assets acquired through business combinations, income tax expense arising from discrete tax items triggered by significant changes in tax laws, gain/loss on disposal of business, as well as tax benefits or expenses associated with the foregoing non-GAAP items. The non-GAAP adjustments may or may not be infrequent or nonrecurring in nature, but are a result of periodic or non-core operating activities. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results. The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.
Management uses both U.S. GAAP metrics as well as these non-GAAP metrics to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the financial tables at the end of this press release.

Management has not reconciled its outlook for non-GAAP Diluted EPS to Diluted EPS for Q3F22 as it does not provide guidance on the reconciling items between Diluted EPS and non-GAAP Diluted EPS, as a result of the uncertainty regarding, and the potential variability of, these items. The actual amount of such reconciling items could have a significant impact on our non-GAAP Diluted EPS and, accordingly, a reconciliation of Diluted EPS to non-GAAP Diluted EPS for Q3F22 is not available without unreasonable effort.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a leading provider of semiconductor, LED and electronic assembly solutions serving the global automotive, consumer, communications, computing and industrial markets. Founded in 1951, K&S prides itself on establishing foundations for technological advancement - creating pioneering interconnect solutions that enable performance improvements, power efficiency, form-factor reductions and assembly excellence of current and next-generation semiconductor devices.
Leveraging decades of development proficiency and extensive process technology expertise, Kulicke & Soffa’s expanding portfolio provides equipment solutions, aftermarket products and services supporting a comprehensive set of interconnect technologies including wire bonding, advanced packaging, lithography, and electronics assembly. Dedicated to empowering technological discovery, always, K&S collaborates with customers and technology partners to push the boundaries of possibility, enabling a smarter future.
Caution Concerning Results and Forward-Looking Statements
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, the effects of the COVID-19 pandemic on our business, the effects of supply chain constraints on our business, and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended October 2, 2021, filed on November 18, 2021, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Kulicke & Soffa Industries, Inc.
Joseph Elgindy
Investor Relations
P: +1-215-784-7518
F: +1-215-784-6180

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Six months ended
	April 2, 2022	April 3, 2021	April 2, 2022	April 3, 2021
Net revenue	$384,282	$340,163	$845,170	$608,020
Cost of sales	182,572	191,673	420,222	338,044
Gross profit	201,710	148,490	424,948	269,976

Operating expenses:
Selling, general and administrative	33,937	27,774	71,487	61,274
Research and development	37,281	34,868	70,450	66,412
Amortization of intangible assets	1,151	1,355	2,434	3,313
Acquisition-related costs	—	1,379	—	1,730
Restructuring	—	—	126	91
Total operating expenses	72,369	65,376	144,497	132,820
Income from operations	129,341	83,114	280,451	137,156
Other income (expense):
Interest income	470	586	941	1,237
Interest expense	(97)	(74)	(137)	(106)
Income before income taxes	129,714	83,626	281,255	138,287
Income tax expense	13,713	12,212	31,648	18,510
Share of results of equity-method investee, net of tax	—	94	—	94
Net income	$116,001	$71,320	$249,607	$119,683

Net income per share:
Basic	$1.89	$1.15	$4.03	$1.93
Diluted	$1.86	$1.13	$3.97	$1.90

Cash dividends declared per share	$0.17	$0.14	$0.31	$0.28

Weighted average shares outstanding:
Basic	61,482	62,068	61,934	62,023
Diluted	62,435	63,237	62,907	63,118

	Three months ended		Six months ended
Supplemental financial data:	April 2, 2022	April 3, 2021	April 2, 2022	April 3, 2021
Depreciation and amortization	$5,224	$4,600	$10,563	$9,747
Capital expenditures	3,384	5,121	6,260	8,808
Equity-based compensation expense:
Cost of sales	308	210	534	415
Selling, general and administrative	3,296	2,824	7,252	5,103
Research and development	1,092	929	2,222	1,846
Total equity-based compensation expense	$4,696	$3,963	$10,008	$7,364

	As of
	April 2, 2022	April 3, 2021
Backlog of orders [1]	$631,300	$664,831
Number of employees	3,445	3,434
1.Represents customer purchase commitments. While the Company believes these orders are firm, they are generally cancellable by customers without penalty.

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	April 2, 2022	October 2, 2021
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$460,453	$362,788
Short-term investments	230,000	377,000
Accounts and other receivable, net of allowance for doubtful accounts of $0 and $687, respectively	368,101	421,193
Inventories, net	211,877	167,323
Prepaid expenses and other current assets	51,431	23,586
TOTAL CURRENT ASSETS	1,321,862	1,351,890

Property, plant and equipment, net	67,044	67,982
Operating right-of-use assets	38,029	41,592
Goodwill	71,468	72,949
Intangible assets, net	38,440	42,752
Deferred tax assets	13,319	15,715
Equity investments	6,417	6,388
Other assets	2,428	2,363
TOTAL ASSETS	$1,559,007	$1,601,631

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	100,213	154,636
Operating lease liabilities	4,932	4,903
Accrued expenses and other current liabilities	136,643	161,570
Income taxes payable	33,101	30,766
TOTAL CURRENT LIABILITIES	274,889	351,875

Deferred income taxes	34,016	32,828
Income taxes payable	63,050	69,422
Operating lease liabilities	34,688	38,084
Other liabilities	15,112	14,185
TOTAL LIABILITIES	421,755	506,394

SHAREHOLDERS' EQUITY
Common stock, no par value	522,864	550,117
Treasury stock, at cost	(554,684)	(400,412)
Retained earnings	1,177,441	948,554
Accumulated other comprehensive loss	(8,369)	(3,022)
TOTAL SHAREHOLDERS' EQUITY	$1,137,252	$1,095,237

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,559,007	$1,601,631

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	April 2, 2022	April 3, 2021	April 2, 2022	April 3, 2021
Net cash provided by operating activities	$73,135	$27,085	$169,009	$85,720
Net cash provided by investing activities	134,172	1,775	141,461	1,999
Net cash used in financing activities	(186,987)	(9,910)	(211,064)	(19,117)
Effect of exchange rate changes on cash and cash equivalents	(1,357)	(1,287)	(1,741)	604
Changes in cash and cash equivalents	18,963	17,663	97,665	69,206
Cash and cash equivalents, beginning of period	441,490	239,670	362,788	188,127
Cash and cash equivalents, end of period	$460,453	$257,333	$460,453	$257,333

Short-term investments	230,000	307,000	230,000	307,000
Total cash, cash equivalents and short-term investments	$690,453	$564,333	$690,453	$564,333

Reconciliation of U.S. GAAP
to Non-GAAP Income from Operations and Operating Margin
(In thousands, except percentages)
(Unaudited)

	Three months ended
	April 2, 2022	April 3, 2021	January 1, 2022
Net revenue	$384,282	$340,163	$460,888
U.S. GAAP income from operations	129,341	83,114	151,110
U.S. GAAP operating margin	33.7%	24.4%	32.8%

Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	1,151	1,355	1,283
Restructuring	—	—	126
Equity-based compensation	4,696	3,963	5,312
Acquisition-related costs	—	1,379	—
Non-GAAP income from operations	$135,188	$89,811	$157,831
Non-GAAP operating margin	35.2%	26.4%	34.2%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and
U.S. GAAP net income per share to Non-GAAP net income per share
(In thousands, except percentages and per share data)
(Unaudited)

	Three months ended
	April 2, 2022	April 3, 2021	January 1, 2022
Net revenue	$384,282	$340,163	$460,888
U.S. GAAP net income	116,001	71,320	133,606
U.S. GAAP net margin	30.2%	21.0%	29.0%

Non-GAAP adjustments:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	1,151	1,355	1,283
Restructuring	—	—	126
Equity-based compensation	4,696	3,963	5,312
Acquisition-related costs	—	1,379	—
Net income tax (benefit)/expense on non-GAAP items	(385)	1,429	(1,508)
Total non-GAAP adjustments	$5,462	$8,126	$5,213
Non-GAAP net income	$121,463	$79,446	$138,819
Non-GAAP net margin	31.6%	23.4%	30.1%

U.S. GAAP net income per share:
Basic	1.89	1.15	2.14
Diluted(a)	1.86	1.13	2.11

Non-GAAP adjustments per share:(b)
Basic	0.09	0.13	0.08
Diluted	0.09	0.13	0.08

Non-GAAP net income per share:
Basic	$1.98	$1.28	$2.22
Diluted(c)	$1.95	$1.26	$2.19

Weighted average shares outstanding:
Basic	61,482	62,068	62,385
Diluted	62,435	63,237	63,316
(a)GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options, but that effect is excluded when calculating GAAP diluted net loss per share because it would be anti-dilutive.
(b)Non-GAAP adjustments per share include amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation expenses and acquisition-related costs as well as income tax effects associated with the foregoing non-GAAP items.
(c)Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options.